UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2004



                           DRAGON PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)


           Florida                        0-27937                 65-0142474
           -------                        -------                 ----------
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
           Incorporation)                                    Identification No.)


    1055 Hastings Street, Suite 1900
      Vancouver, British Columbia                               V6E 2E9
      ----------------------------                              -------
        (Address of Principal Executive Offices)               (Zip Code)


                                 (604) 669-8817
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. (the "Company") issued a press release on December 17, 2004 announcing that the Company and Oriental Wave Holding Limited have agreed to extend the Share Purchase Agreement to February 28, 2005 in connection with the proposed acquisition of Oriental Wave. The press release is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99.1   Press release dated December 17, 2004.


                                                                   IGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 2004            DRAGON PHARMACEUTICAL INC.

                                    /s/ Matthew Kavanagh
                                    --------------------------------------------
                                    Matthew Kavanagh
                                    Director of Finance and Compliance
                                    (Principal Financial and Accounting Officer)

                                                                Exhibit 99.1


          Dragon and Oriental Wave Extend the Share Purchase Agreement in Connection with the Proposed Acquisition

Vancouver,  B.C., December 17, 2004 - Dragon  Pharmaceutical Inc. (OTC BB: DRUG;
TSX: DDD; BBSE: DRP) announces that the Company and Oriental Wave Holding Limited have agreed to extend the Share Purchase Agreement to February 28, 2005 in connection with the proposed acquisition of Oriental Wave. Under the original terms of the Share Purchase Agreement, the acquisition was to be completed by December 31, 2004, or the agreement could be terminated. As previously announced, Dragon's stockholders' meeting has been scheduled for January 11, 2005.

"We believe that the acquisition represents an important strategic step for us that will strengthen our competitive position. Combining the businesses of Dragon and Oriental Wave into one unified organization will expand our range of products, allow us to leverage the marketing network built over the years in China and international markets by both companies and improve our ability to execute our combined business strategy. These benefits will enable us to better capitalize on attractive global market opportunities in the generic pharmaceutical sector as well as the bulk pharmaceutical chemical sector and position us for increased revenue and growth. I urge all our stockholders to vote in favour of the proposed acquisitions together with other proposals." said, Dr. Alexander Wick, President and CEO.

Each Dragon stockholder as of the record date of November 29, 2004 has been sent a copy of the Definitive Proxy Statement. Dragon Stockholders are strongly encouraged to read the Definitive Proxy Statement and vote on the proposed acquisition among other proposals. Any Dragon stockholder who has not received the Definitive Proxy Statement or has any questions regarding the Definitive Proxy Statement, the Annual General Meeting or the voting process can contact Garry Wong directly at the Vancouver office of the Company.

About Dragon Pharmaceutical Inc.
Dragon Pharmaceutical Inc. is an international bio-pharmaceutical company headquartered in Vancouver, Canada, with a GMP production facility in Nanjing, China. Dragon's EPO products are being marketed in 9 countries: China, India, Egypt, Brazil, Peru, Ecuador, Trinidad-Tobago, Dominican Republic and Kosovo. Additional regulatory submissions are in progress throughout Central and Eastern Europe, Asia, Latin America, the Middle East and Africa, and the Company is preparing to enter the European Union market.

Dragon Pharmaceutical Inc. announced entering into a definitive agreement to acquire Oriental Wave Holdings Ltd. The proposed acquisition is subject to a number of conditions including shareholders' vote to approve the proposed acquisition, which has been scheduled on January 11, 2005. If the proposed acquisition is consummated, the combined company will have diverse and proven product lines under 3 divisions: a Pharma division for prescription and over-the-counter generic drugs, a Chemical division for bulk pharmaceutical chemicals such as Clavulanic Acid, 7-ACA and sterilized bulk drug production, and a Biotech division for EPO and in-licensed G-CSF. Please refer to the Company's proxy statement filed with the SEC.

For further information please contact:
Dragon Pharmaceutical Inc.
Garry Wong, CFA, IMBA
Address: Suite 1900 -1055 West Hastings Street, Vancouver, B.C., Canada V6E 2E9
Telephone: +1-(604)-669-8817 or North America Toll Free: 1-877-388-3784
Fax: +1-(604)-669-4243
Email: irdragon@dragonbiotech.com
Website: www.dragonbiotech.com or www.dragonpharma.com

or

Renmark Financial Communications Inc.
John Boidman : jboidman@renmarkfinancial.com
Sylvain Laberge : slaberge@renmarkfinancial.com
Media - Cynthia Lane : clane@renmarkfinancial.com
Telephone: +1-(514) 939-3989
Fax  : +1-(514) 939-3717
Website: www.renmarkfinancial.com

Forward Looking Statement:
Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in this press release are forward-looking statements. Forward-looking statements are not guarantees of future performance. They involve risk, uncertainties and assumptions including risks discussed under "Risks Associated With Dragon Pharmaceutical" in the Company's annual report on Form 10-KSB, SEC File No.: 0- 27937 and other documents filed with the SEC. The Company does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

The foregoing may be deemed to be soliciting materials of Dragon in connection with its definitive agreement to acquire Oriental Wave announced on June 14, 2004. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC") and Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Dragon shareholders and other investors are urged to read the definitive proxy statement that Dragon filed with the SEC and sent to shareholders in connection with the proposed business acquisition because it contains important information about Dragon, Oriental Wave and related matters. Dragon and its directors and executive officers may be deemed to be participants in Dragon's solicitation of proxies from Dragon shareholders in connection with the proposed acquisition. Information regarding the participants and their security holdings can be found in Dragon's definitive proxy statement filed with the SEC. The definitive proxy statement is available for free, both on the SEC web site (http://www.sec.gov) and from Dragon.